UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

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                                FORM 8-K
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                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  July 24, 2015

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                             FRP HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)
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	   FLORIDA		0-17554		47-2449198
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	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction		File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor, Jacksonville, FL
Jacksonville, Florida					        32202
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(Address of principal executive offices)		     (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733


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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                         CURRENT REPORT ON FORM 8-K

                             FRP HOLDINGS, INC.

                                July 30, 2015


Section 2 - Financial Information

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION
           OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET
           ARRANGEMENT OF A REGISTRANT

      On July 24, 2015, two subsidiaries of the Company, FRP Development Corp. and FRP Manassas LLC, as co-borrowers (the "Borrowers"), simultaneously closed $2,000,000 and $18,000,000 revolving lines of credit (collectively, the "Lines of Credit") with First Tennessee Bank National Association (the "Lender").
The Lines of Credit are secured by a first priority Credit Line Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing encumbering real and personal property of FRP Manassas LLC located in the Commonwealth of Virginia.

      FRP Holdings, Inc. guaranteed payment and performance of the Borrowers under the Lines of Credit pursuant to that certain Guaranty and Suretyship Agreement (the "Guaranty").

      Interest on the Lines of Credit accrues at a rate equal to the London Interbank Offered Rate of interest for an interest period of one (1) month plus a margin of 1.90% per annum with a current interest rate of 2.089% per annum (the "Interest Rate"). The Interest Rate adjusts on the first day of each calendar month.

      Interest only on the outstanding principal balance is due and payable in arrears on the first day of each month commencing on September 1, 2015. The entire unpaid principal amount hereof, together with accrued and unpaid interest thereon and all other amounts payable hereunder, shall be due and payable in full on July 24, 2020. The Company has the right on or prior to July 24, 2017, to convert up to the full amount of the facility to a ten year term loan at the same interest rate applicable to the Lines of Credit provided certain conditions are satisfied including no default under the Lines of Credit and satisfactory substitute collateral is pledged to secure the converted term loan.

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                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				FRP HOLDINGS, INC.


Date:  July 30, 2015         By:  /s/ John D. Milton, Jr.
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				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer

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